Filed pursuant to Rule 497(e)

Registration No. 333-193915

BMO LGM FRONTIER MARKETS EQUITY FUND

SUPPLEMENT DATED JULY 15, 2020 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 27, 2019, AS SUPPLEMENTED

Election of Trustees

At a special meeting of shareholders held on July 10, 2020, shareholders of BMO LGM Frontier Markets Equity Fund (the “Trust”) approved the election of eight trustees to the Trust’s Board of Trustees.

The Board currently consists of seven members, of whom Ridge A. Braunschweig, Ben Cutler, John A. Lubs, Vincent P. Lyles, and Barbara J. Pope are Independent Trustees and John M. Blaser and Daniela O’Leary-Gill are Interested Trustees. Effective August 31, 2020, Mr. Cutler will retire from the Board, and Marie-Renée Bakker and Teresa V. Jankovic will join the Board as Independent Trustees effective September 1, 2020.

Thank you for your investment in the Trust. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this Supplement with your Statement of Additional Information for future reference.